FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 25, 1999


                         CAROLINA POWER & LIGHT COMPANY
             (Exact name of registrant as specified in its charter)



     North Carolina                     1-3382                   56-0165465
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
 of incorporation)                    File Number)           Identification No.)

           411 Fayetteville Street, Raleigh, North Carolina 27601-1748
           -----------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (919) 546-6111

ITEM 5.  OTHER EVENTS

         (a) UNDERWRITING AGREEMENT. The Registrant has entered into an Underwriting Agreement, dated October 25, 1999, with Merrill Lynch, Fenner, Pierce & Smith Incorporated, as Underwriter, in connection with the offering of Extendible Notes due October 28, 2009 (the "Notes"), registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-69237). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.

         (b) INDENTURE. The Registrant entered into an Indenture (For Debt Securities) and an Officer's Certificate, both dated as of October 28, 1999, with The Chase Manhattan Bank, as Trustee, in connection with the offering of the Notes. Copies of the Indenture (For Debt Securities) and the Officer's Certificate are filed herewith as Exhibits 4(a) and 4(b), respectively.

         (c) REMARKETING AGREEMENT. The Registrant entered into a Remarketing Agreement, dated as of October 28, 1999, with Merrill Lynch, Fenner, Pierce and Smith Incorporated, as Remarketing Agent, in connection with the offering of the Notes. A copy of the Remarketing Agreement is filed herewith as Exhibit 4(c).

         (d) CALCULATION AGENCY AGREEMENT. The Registrant entered into a Calculation Agency Agreement, dated as of October 28, 1999, with the Chase Manhattan Bank, as Calculation Agent, in connection with the offering of the Notes. A copy of the Calculation Agency Agreement is filed herewith as Exhibit 4(d).

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS.

               1 Underwriting Agreement, dated October 25, 1999, between Carolina Power & Light Company and Merrill Lynch, Fenner, Pierce & Smith Incorporated, as Underwriter.

               4(a) Indenture (For Debt Securities), dated as of October 28, 1999, between Carolina Power & Light Company and The Chase Manhattan Bank, as Trustee.

               4(b) Officer's Certificate, dated as of October 28, 1999, between Carolina Power & Light Company and The Chase Manhattan Bank, as Trustee.

               4(c) Remarketing Agreement, dated as of October 28, 1999, between Carolina Power & Light Company and Merrill Lynch, Fenner, Pierce and Smith Incorporated, as Remarketing Agent.

               4(d) Calculation Agency Agreement, dated as of October 28, 1999, between Carolina Power & Light Company and The Chase Manhattan Bank, as Calculation Agent.

               12       Computation of Ratio of Earnings to Fixed Charges.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAROLINA POWER & LIGHT COMPANY
                                            ------------------------------------
                                                       Registrant


                                            By: /s/ Glenn E. Harder
                                                --------------------------------
                                                    Glenn E. Harder
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  November 5, 1999

                                  EXHIBIT INDEX

1 Underwriting Agreement, dated October 25, 1999, between Carolina Power & Light Company and Merrill Lynch, Fenner, Pierce & Smith Incorporated, as Underwriter.

4(a) Indenture (For Debt Securities), dated as of October 28, 1999, between Carolina Power & Light Company and The Chase Manhattan Bank, as Trustee.

4(b) Officer's Certificate, dated as of October 28, 1999, between Carolina Power & Light Company and The Chase Manhattan Bank, as Trustee.

4(c) Remarketing Agreement, dated as of October 28, 1999, between Carolina Power & Light Company and Merrill Lynch, Fenner, Pierce and Smith Incorporated, as Remarketing Agent.

4(d) Calculation Agency Agreement, dated as of October 28, 1999, between Carolina Power & Light Company and The Chase Manhattan Bank, as Calculation Agent.

12       Computation of Ratio of Earnings to Fixed Charges.